FINANCIAL AND OTHER INCOME, NET	12 Months Ended
Dec. 31, 2020
Other Income and Expenses [Abstract]
FINANCIAL AND OTHER INCOME, NET

NOTE 11: -FINANCIAL AND OTHER INCOME, NET

	Year ended December 31,
	2020	2019	2018

Interest income	$1,765	$935	$643
Bank fees and other finance expenses	(42)	(32)	(23)
Foreign currency translation adjustments	63	(218)	60
Gain (loss) from sales and disposals of fixed assets	12	135	(52)

Financial and other income, net	$1,798	$820	$628